UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5081 Howerton Way, Suite A Bowie, Maryland	20715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co.

August 27, 2024

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Retirement of Brendan Jones as President and Chief Executive Officer

Blink Charging Co. (the “Company”) is reporting that Brendan Jones, the Company’s President and Chief Executive Officer, informed the Board of Directors of the Company (the “Board”) on August 27, 2024, that he will step down from his role as the Company’s President and Chief Executive Officer and will retire from the Company effective January 31, 2025. Mr. Jones will be retiring after five years with the Company to pursue personal interests and not due to a disagreement with the Company’s management or Board. Mr. Jones will continue to serve as a director on the Board following his retirement on January 31, 2025.

From February 1, 2025 through July 31, 2025, Mr. Jones will remain employed by the Company as an Executive Advisor and will assist with the transition of his responsibilities to his successor and provide other services as needed. In connection with Mr. Jones’ planned transition, upon the recommendation of the Company’s Compensation Committee, the Company and Mr. Jones have entered into the Executive Advisor Employment Agreement (the “Advisor Agreement”) as approved by the Board on August 27, 2024. Pursuant to the Advisor Agreement:

●	Mr. Jones will serve as an Executive Advisor of the Company from February 1, 2025 through July 31, 2025, with an option to extend such term for an additional six months subject to approval by the Company’s Board and management team (the “Advisory Period”);
●	Mr. Jones’ base salary will be $14,583 per month;
●	Mr. Jones’ role as Executive Advisor will include supporting the Company’s business, strategic objectives and other matters as reasonably requested by the Board or Mr. Jones’ successor;
●

Mr. Jones’ outstanding unvested equity awards on the date of his retirement will continue to vest during and following the Advisory Period, and accordingly will receive similar treatment as other equity holders regarding such equity awards in the event of a change in control of the Company during and following the Advisory Period; and

●	Mr. Jones will continue to have access to coverage under the Company’s employee benefit plans, including the Company’s health insurance plans, during the Advisory Period subject to any limitations in those plans.

The foregoing is a summary description of the terms and conditions of the Advisor Agreement and is qualified in its entirety by reference to the Advisor Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Appointment of Michael Battaglia as President and Chief Executive Officer

The Company is also reporting that the Board has appointed Michael Battaglia to serve as the successor to Mr. Jones as the Company’s President and Chief Executive Officer effective February 1, 2025. A formal employment agreement between Mr. Battaglia and the Company will be finalized over the next few weeks.

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Mr. Battaglia, age 53, is currently the Company’s Chief Operating Officer and has served in that position since September 2023. Mr. Battaglia joined the Company in July 2020 as the Vice President of Sales. In January 2021, Mr. Battaglia was promoted to Senior Vice President of Sales and Business Development and, in December 2022, he was promoted to Chief Revenue Officer. Prior to joining the Company, Mr. Battaglia served in various management positions for J.D. Power & Associates from March 2006 to July 2020, assisting dealerships and automotive OEMs improve operations by utilizing data-driven insights and conducting comprehensive analyses. Mr. Battaglia is an automotive and EV charging veteran with more than 25 years of experience in the industry and has expertise in building high performing sales and operations teams. Throughout his time with the Company, Mr. Battaglia has worked closely with the operations teams to streamline systems and processes related to order processing and fulfillment, customer support structures, and new product procurement, which has led to increases in the Company’s operational efficiency. Mr. Battaglia led the effort to implement Salesforce CRM, tying together field service and accounting functions globally for the Company. Additionally, Mr. Battaglia has led the Company’s sales and business development efforts for over three years, resulting in record-high sales and revenue each of the last three years. Mr. Battaglia received a B.S. degree in finance from the Carroll School of Management at Boston College.

There are no family relationships between any of the Company’s directors or officers and Mr. Battaglia that are required to be disclosed under Item 401(d) of Regulation S-K. There are no other arrangements or understandings between Mr. Battaglia and any other person pursuant to which Mr. Battaglia was appointed as President and Chief Executive Officer. Mr. Battaglia has not entered into any transactions with the Company that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On August 28, 2024, the Company issued a press release announcing the management changes described in Item 5.02 of this report. A copy of the press release covering such announcement is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Executive Advisor Employment Agreement, dated August 27, 2024, by and between the Company and Brendan Jones.
99.1	Press Release of Blink Charging Co. dated August 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: August 30, 2024	By:	/s/ Michael P. Rama
	Name:	Michael P. Rama
	Title:	Chief Financial Officer

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